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}{============================================================================}{
}{                     INCORPORATED UNDER THE LAWS OF THE                     }{
}{                                                                            }{
}{       )-------------(       STATE OF COLORADO           )-------------(    }{
}{       |    NUMBER   |                                   |    SHARES   |    }{
}{       |             |                                   |             |    }{
}{       )-------------(                                   )-------------(    }{
}{                                                                            }{
}{                                                                            }{
}{                               INNOVATIA, INC.                              }{
}{                                                                            }{
}{       Authorized Common Stock: 50,000,000           PAR VALUE $0.001       }{
}{                           This is to certify that                          }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{                           is the record holder of                          }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{       shares of             Innovatia, Inc.             Common Stock       }{
}{                             ---------------                                }{
}{       transferrable on the books of the Corporation in  person or by       }{
}{       duly  authorized attorney upon  surrender of  this certificate       }{
}{       properly  endorsed.   This  Certificate  is  not  valid  until       }{
}{       countersigned by  the Transfer  Agent and  registered  by  the       }{
}{       Registrar.                                                           }{
}{              Witness the facsimile  seal of  the Corporation and the       }{
}{       facsimile signatures of its duly authorized officers.                }{
}{                                                                            }{
}{       Dated:                                                               }{
}{                                                                            }{
}{                                  CORPORATE                                 }{
}{                                                                            }{
}{         /s/ Bruce Penrod           SEAL           /s/ Mark Bogani          }{
}{                                                                            }{
}{             SECRETARY              2001               PRESIDENT            }{
}{============================================================================}{
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